================================================================================

                          LEVCO EQUITY VALUE FUND, INC.
                          -----------------------------


                                  ANNUAL REPORT
                               December 31, 2001


          INVESTMENT ADVISER                           DISTRIBUTOR
          ------------------                           -----------
      JOHN A. LEVIN & CO., INC.                   LEVCO SECURITIES, INC.
        One Rockefeller Plaza                     One Rockefeller Plaza
      New York, New York 10020                   New York, New York 10020
           1.888.300.9887                             1.888.300.9887

================================================================================

LETTER TO SHAREHOLDERS                                         FEBRUARY 28, 2002

The past year was a difficult one for investors. For the first time since 1973-1974, the S&P 500 Index experienced a second consecutive year of decline. The third quarter, in particular, was a period of exceptional volatility, as losses were broad-based and havens were hard to find following September 11th. Reduced capital expenditures, falling corporate profits, increasing staff layoffs and flagging consumer confidence all contributed to the volatility. The fourth quarter, however, saw a rally in share prices in nearly all sectors, based more on expectations about an economic recovery than on current empirical evidence of a recovery. For the year ended December 31, 2001, the Fund returned -5.30% while the S&P 500 Index fell by -11.89% and the Russell 1000 Value Index fell -5.59%.

While we are pleased the Fund's performance did outpace its benchmarks, we also recognize that this performance was negative, and we did not produce the positive rates of return that are our ultimate goal. We believe our emphasis on risk control and careful stock selection served us well during an extraordinary year, and we remain committed to these disciplines going forward.

In this challenging economic environment, we believe stock selection will remain the key to successful investment results, particularly as traditional valuation measures remain high and catalysts for additional value realization are becoming harder to identify. We believe that it is more important than ever to identify opportunities in companies with superior fundamentals that are selling at appropriate valuations. Hard assets and positive cash flow remain important for a company's long-term viability, and we tend to emphasize these characteristics in the companies we hold. We are being selective in establishing new positions, and we remain price conscious as we continue to seek companies that possess a catalyst for value realization. As always, we are working to protect capital by realizing gains in positions that have appreciated significantly.

We appreciate your continued support through what has been a turbulent year for the market and for the country. As always, we welcome your comments and look forward to serving you in the future.

                                        Sincerely,

                                        /s/ John A. Levin

                                        John A. Levin
                                        Co-Chairman
                                        and President

                            LEVCO EQUITY VALUE FUND
           Comparison of the Change in Value of a $10,000 Investment
                  in LEVCO Equity Value Fund, the S&P 500 Index
                        and the Russell 1000 Value Index

                               [GRAPHIC OMITTED]

                                                          12/31/01
                                                          --------
             LEVCO Equity Value Fund                       $14,814
             S&P 500 Index                                 $13,457
             Russell 1000 Value                            $13,529

                       ---------------------------------
                            LEVCO Equity Value Fund
                          Average Annual Total Return

                       1 Year                     -5.30%
                       Since Inception (8/4/97)    9.40%
                       ---------------------------------

           Past performance is not predictive of future performance.

                             LEVCO EQUITY VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2001


ASSETS
       Investments in securities:
            At acquisition cost                                    $ 23,190,949
                                                                   ============
            At value                                               $ 24,235,156
       Dividends and interest receivable                                 33,754
       Receivable for securities sold                                    43,823
       Organization expenses, net                                        15,079
                                                                   ------------
            TOTAL ASSETS                                             24,327,812
                                                                   ------------

LIABILITIES
       Payable for securities purchased                                   6,485
       Payable for capital shares redeemed                                1,044
       Payable to Adviser                                                16,087
       Accrued expenses                                                  77,497
                                                                   ------------
            TOTAL LIABILITIES                                           101,113
                                                                   ------------

NET ASSETS                                                         $ 24,226,699
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $ 23,156,575
Accumulated net realized gains from security transactions                25,917
Net unrealized appreciation on investments                            1,044,207
                                                                   ------------
       Net assets                                                  $ 24,226,699
                                                                   ============

Shares of beneficial interest outstanding (unlimited
       number of sharesauthorized, $0.001 par value)                  2,197,275
                                                                   ============

Net asset value, offering price and redemption price per share     $      11.03
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                             STATEMENT OF OPERATIONS

                                December 31, 2001


INVESTMENT INCOME
       Dividends                                                   $    420,389
       Interest                                                          34,734
                                                                   ------------
            TOTAL INVESTMENT INCOME                                     455,123
                                                                   ------------

EXPENSES
       Investment advisory fees                                         211,480
       Professional fees                                                 44,036
       Accounting services fees                                          29,500
       Trustees' fees and expenses                                       30,000
       Amortization of organization expenses                             25,850
       Transfer agent fees                                               12,000
       Insurance expense                                                 11,100
       Shareholder reporting costs                                        5,773
       Custodian fees                                                     5,766
       Registration fees                                                  1,901
       Pricing costs                                                      1,729
       Other expenses                                                     1,015
                                                                   ------------
            TOTAL EXPENSES                                              380,150
       Fees waived by the Adviser                                      (106,338)
                                                                   ------------
            NET EXPENSES                                                273,812
                                                                   ------------

NET INVESTMENT INCOME                                                   181,311
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
       Net realized gains from security transactions                    986,508
       Net change in unrealized appreciation/
          depreciation on investments                                (2,384,554)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                    (1,398,046)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (1,216,735)
                                                                   ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         For the Year     For the Year
                                                                            Ended            Ended
                                                                         December 31,     December 31,
                                                                             2001             2000
                                                                         ------------     ------------

FROM OPERATIONS:
      Net investment income                                              $    181,311     $    226,694
      Net realized gains from security transactions                           986,508        2,761,425
      Net change in unrealized appreciation/depreciation
           on investments                                                  (2,384,554)       1,306,098
                                                                         ------------     ------------
Net increase (decrease) in net assets from operations                      (1,216,735)       4,294,217
                                                                         ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                             (181,311)        (227,305)
      In excess of net investment income                                           --           (1,325)
      From net realized gains                                                (943,090)      (2,761,086)
      In excess of net realized gains                                              --          (23,644)
                                                                         ------------     ------------
Decrease in net assets from distributions to shareholders                  (1,124,401)      (3,013,360)
                                                                         ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                             1,069,389        5,567,259
      Net asset value of shares issued in reinvestment
           of distributions to shareholders                                 1,124,401        3,013,359
      Payments for shares redeemed                                         (9,005,793)        (570,125)
                                                                         ------------     ------------
Net increase (decrease) in net assets from capital share transactions      (6,812,003)       8,010,493
                                                                         ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (9,153,139)       9,291,350

NET ASSETS:
      Beginning of year                                                    33,379,838       24,088,488
                                                                         ------------     ------------
      End of year                                                        $ 24,226,699     $ 33,379,838
                                                                         ============     ============

CAPITAL SHARE ACTIVITY:
      Sold                                                                     88,422          462,936
      Reinvested                                                              103,118          245,844
      Redeemed                                                               (725,048)         (45,092)
                                                                         ------------     ------------
      Net increase (decrease) in shares outstanding                          (533,508)         663,688
      Shares outstanding, beginning of year                                 2,730,783        2,067,095
                                                                         ------------     ------------
      Shares outstanding, end of year                                       2,197,275        2,730,783
                                                                         ============     ============

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

                                                       For the Year   For the Year   For the Year   For the Year  For the Period
                                                          Ended          Ended          Ended          Ended          Ended
                                                       December 31,   December 31,   December 31,   December 31,   December 31,
                                                           2001           2000           1999           1998         1997 (a)
                                                        ----------     ----------     ----------     ----------     ----------
Net asset value at beginning of period                  $    12.22     $    11.65     $    11.18     $    10.01     $    10.00
                                                        ----------     ----------     ----------     ----------     ----------
Income from investment operations:
      Net investment income                                   0.09           0.10           0.08           0.09           0.07
      Net realized and unrealized gains (losses)
          on investments                                     (0.74)          1.76           1.67           1.50           0.01
                                                        ----------     ----------     ----------     ----------     ----------
Total from investment operations                             (0.65)          1.86           1.75           1.59           0.08
                                                        ----------     ----------     ----------     ----------     ----------
Less distributions:
      Dividends from net investment income                   (0.09)         (0.10)         (0.08)         (0.09)         (0.07)
      Distributions from net realized gains                  (0.45)         (1.18)         (1.20)         (0.33)            --
      In excess of net realized gains                           --          (0.01)            --             --             --
                                                        ----------     ----------     ----------     ----------     ----------
Total distributions                                          (0.54)         (1.29)         (1.28)         (0.42)         (0.07)
                                                        ----------     ----------     ----------     ----------     ----------

Net asset value at end of period                        $    11.03     $    12.22     $    11.65     $    11.18     $    10.01
                                                        ==========     ==========     ==========     ==========     ==========

Total return                                                (5.30%)        15.99%         15.73%         15.98%          0.80%(b)
                                                        ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's)                     $   24,227     $   33,380     $   24,088     $   16,349     $   13,669
                                                        ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets (c)              1.10%          1.10%          1.10%          1.10%          1.10%(d)

Ratio of net investment income to average net assets         0.73%          0.78%          0.70%          0.89%          1.73%(d)

Portfolio turnover rate                                        44%            64%            62%            89%            36%(b)

(a) Represents the period from August 4, 1997 (commencement of operations) through December 31, 1997.

(b)  Not annualized.

(c) Absent advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.53%, 1.37%, 1.71%, 2.04% and 2.47%(d) for the periods ended December 31, 2001, 2000,
     1999, 1998 and 1997, respectively.

(d)  Annualized.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

  SHARES                                                               VALUE
  ------                                                               -----
                 COMMON STOCKS -- 92.8%
                 BASIC MATERIALS -- 4.3%
    14,700       Du Pont De Nemours & Co.                          $    624,896
    12,400       Monsanto Co.                                           419,120
                                                                   ------------
                                                                      1,044,016
                                                                   ------------
                 CONGLOMERATE-- 4.1%
    17,200       General Electric Co.                                   689,376
     7,200       Textron, Inc.                                          298,512
                                                                   ------------
                                                                        987,888
                                                                   ------------
                 CONSUMER, CYCLICAL -- 4.8%
    16,400       McDonald's Corp.                                       434,108
     3,500       Pegasus Comm - Class A (a)                              36,435
    12,100       The Walt Disney Co.                                    250,712
    11,600       Tribune Co.                                            434,188
                                                                   ------------
                                                                      1,155,443
                                                                   ------------
                 CONSUMER, NON-CYCLICAL -- 19.0%
    11,600       Aetna, Inc. (a)                                        382,684
     3,600       American Home Products                                 220,896
     8,700       Anheuser-Busch Co., Inc.                               393,327
    15,800       Archer-Daniels-Midland Co.                             226,730
     7,800       Black & Decker Corp.                                   294,294
     6,600       Coca-Cola Co.                                          311,190
     9,600       Heinz (H.J.) Company                                   394,752
     5,800       Johnson & Johnson                                      342,780
     5,300       Lilly (Eli) & Co.                                      416,262
    12,600       Pharmacia Corp.                                        537,390
    19,000       Sara Lee Corp.                                         422,370
    11,400       Tyco International, Ltd.                               671,460
                                                                   ------------
                                                                      4,614,135
                                                                   ------------
                 ENERGY -- 12.2%
    12,700       Burlington Resources, Inc.                             476,758
     2,800       Chevron Texaco Corp.                                   250,908
    17,600       Conoco, Inc. (a)                                       498,080
    20,700       El Paso Corp.                                          923,427
     7,100       Schlumberger Ltd.                                      390,145
    11,800       Unocal Corp.                                           425,626
                                                                   ------------
                                                                      2,964,944
                                                                   ------------

                             LEVCO EQUITY VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

  SHARES                                                               VALUE
  ------                                                               -----
                 FINANCIAL SERVICES -- 19.2%
    14,700       ACE Limited (a)                                   $    590,205
     8,200       American Express Co.                                   292,658
    16,400       Aon Corp.                                              582,528
    13,200       Bank of New York Co., Inc.                             538,560
     8,100       FleetBoston Fin'l Corp.                                295,650
    12,200       Principal Financial Group (a)                          292,800
     8,400       Prudential Financial, Inc. (a)                         278,796
    15,837       U.S. Bancorp                                           331,468
    23,300       Unumprovident Corp.                                    617,683
     7,900       Washington Mutual, Inc.                                258,330
     6,400       XL Capital Limited                                     584,704
                                                                   ------------
                                                                      4,663,382
                                                                   ------------
                 INDUSTRIAL -- 5.4%
     8,200       Deere & Co.                                            358,012
    23,500       General Motors - Class H                               363,075
    18,132       Koninklijke Philips - ADR (a)                          527,823
     1,900       TRW, Inc.                                               70,376
                                                                   ------------
                                                                      1,319,286
                                                                   ------------
                 TECHNOLOGY -- 15.6%
    16,700       Accenture Ltd - Bermuda (a)                            449,564
     7,000       Automatic Data Processing                              412,300
     3,100       First Data Corp.                                       243,195
    19,800       Hewlett-Packard Co.                                    406,692
     7,700       Honeywell International, Inc.                          260,414
     3,500       IBM Corp.                                              423,360
    37,200       KPMG Consulting, Inc. (a)                              616,404
     7,600       Raytheon Co.                                           246,772
     4,000       Rockwell Collins                                        78,000
     9,400       Texas Instruments, Inc.                                263,200
     7,800       Verizon Communication                                  370,188
                                                                   ------------
                                                                      3,770,089
                                                                   ------------
                 UTILITIES -- 8.2%
    15,200       Bellsouth Corp.                                        579,880
    19,800       Constellation Energy                                   525,690
    23,400       Reliant Resources, Inc. (a)                            386,334
    19,800       Sprint Corp. (PCS Group) (a)                           483,318
                                                                   ------------
                                                                      1,975,222
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $21,339,094)            $ 22,494,405
                                                                   ------------

                             LEVCO EQUITY VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                December 31, 2001

  SHARES                                                               VALUE
  ------                                                               -----
                 PREFERRED STOCKS -- 1.3%
     9,500       K-Mart Financing                                  $    275,500
     1,700       Owens-Illinois, Inc.                                    34,850
                                                                   ------------

                 TOTAL PREFERRED STOCKS (Cost $421,454)            $    310,350
                                                                   ------------

                 MONEY MARKET FUND -- 5.9%
 1,430,401       United Missouri Bank Money Market Fiduciary
                   (Cost $1,430,401)                               $  1,430,401
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE -- 100.0%
                   (Cost $23,190,949)                              $ 24,235,156

                 LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0%           (8,457)
                                                                   ------------

                 NET ASSETS -- 100.0%                              $ 24,226,699
                                                                   ============

(a)  Non-income producing security.
ADR - American Depository Receipt.

See accompanying notes to financial statements.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The LEVCO Equity Value Fund (the Fund) is a no-load, diversified series of the LEVCO Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997.

The Fund's investment objective is long-term growth of capital through an emphasis on the preservation of capital and an attempt to control volatility as measured against the Standard & Poor's Composite 500 Stock Index. The Fund pursues this objective by investing its assets primarily in common stocks and other securities having equity characteristics. Shares are sold only to certain life insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies offered by participating insurance companies.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by John A. Levin & Co., Inc. (the Adviser), have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes -- The Fund has complied with the special provisions of the
Internal  Revenue  Code  available  to  regulated   investment   companies  and,
therefore, no federal income tax provision is required.

On December 24, 2001, the Fund declared and paid a short-term capital gain of $175,948 or $0.0835 per share and a long-term capital gain distribution of $767,142 or $0.3639 per share. In January of 2002, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during calendar year 2001.

The tax character of distributions paid during 2001 and 2000 was as follows:


                                                   2001            2000
                                               ------------    ------------

     From ordinary income                      $    344,484    $  1,040,849

     From long-term capital gains                   779,917       1,972,511
                                               ------------    ------------
                                               $  1,124,401    $  3,013,360
                                               ============    ============

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

     Cost of portfolio investments                            $ 23,228,789
                                                              ============
     Gross unrealized appreciation                               3,137,929
     Gross unrealized depreciation                              (2,131,562)
     Undistributed long-term gain                                   66,061
     Post October losses                                            (2,304)
                                                              ------------
     Accumulated earnings                                     $  1,070,124
                                                              ============

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

2.   INVESTMENT TRANSACTIONS

During the year ended  December 31, 2001,  cost of purchases  and proceeds  from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $10,507,639 and $15,173,534, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser under the terms of an Investment Advisory Agreement. The Adviser also provides certain administrative services required by the Trust and the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.85% of its average daily net assets.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


The Adviser currently intends to limit the total operating expenses of the Fund to 1.10% of its average daily net assets. Accordingly, the Adviser voluntarily waived $106,338 of its investment advisory fees for the year ended December 31, 2001. Certain trustees and officers of the Trust are also officers of the Adviser and LEVCO Securities, Inc., the Distributor of the Fund's shares.

                             LEVCO EQUITY VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2001


TRUSTEES AND OFFICERS (UNAUDITED)

The following table presents information about each trustee of the Levco Series Trust as of December 31, 2001. The address for each trustee is c/o John A. Levin & Co., Inc., One Rockefeller Plaza, New York, New York 10020. Each trustee has been elected for a term that lasts until such time as a successor has been duly elected and qualified.

NON-INTERESTED TRUSTEES

     Name, Age              Length of     Principal Occupation(s)        Number of       Other Directorships
     ---------              ----------    ------------------------       ----------      -------------------
                           Time Served       During Past 5 years       Portfolios in             Held
                           -----------       -------------------       --------------            ----
                                                                     Trust Overseen by
                                                                     -----------------
                                                                          Trustee
                                                                          -------
Edward T. Tokar, 54          2001 to      Chief Executive Officer,           2*          Morgan Grenfell
                             present      Allied Capital                                 Investment
                                          Management LLC and Vice                        Trust
                                          President - Investments,                       (14 funds)
                                          Honeywell International,
                                          Inc.

Thomas C. Barry, 58          1997 to      Founder and Principal of           2*          The France Growth
                             present      Zephyr Management, L.P.,                       Fund, Inc.
                                          a firm which provides
                                          financial counsel,
                                          investment research and
                                          management.  Founder and
                                          Chairman of CZ Management/
                                          South Africa Capital
                                          Growth Fund, a fund for
                                          private equity investments
                                          in South Africa.

Charles L. Booth, Jr., 68    1997 to      Presently retired.                 2*          The Bramwell Funds,
                             present                                                     Inc. (2 funds)

James B. Rogers, Jr., 60     1997 to      Author, traveler and               2*          The Zweig Fund,
                             present      private investor.                              Inc.; The Zweig
                                                                                         Total Return Fund,
                                                                                         Inc.

Edward J. Rosenthal, 67      1997 to      Co-founder and Vice                2*          None
                             present      Chairman of Cramer
                                          Rosenthal McGlynn, Inc.,
                                          an investment advisory
                                          firm.

*The Van Eck Levin Mid Cap Value Fund, a series of Levco Series Trust, has not yet commenced operations.

INTERESTED TRUSTEES
Each of the following trustees is deemed an "interested person" by virtue of his affiliation with John A. Levin & Co., Inc.

     Name, Age              Length of     Principal Occupation(s)        Number of       Other Directorships
     ---------              ----------    ------------------------       ----------      -------------------
                           Time Served       During Past 5 years       Portfolios in             Held
                           -----------       -------------------       --------------            ----
                                                                     Trust Overseen by
                                                                     -----------------
                                                                          Trustee
                                                                          -------
John A. Levin, 63            1997 to      Chairman, Chief                     2*         None
                             present      Executive Officer,
                                          President and
                                          Director of the
                                          Investment Adviser,
                                          BKF Capital Group,
                                          Inc. ("BKF") and
                                          the Distributor.

Gregory T. Rogers, 36        2000 to      Executive Vice                      2*         None
                             present      President and Chief
                                          Operating Officer
                                          of the Investment
                                          Adviser.  From 1994
                                          to 2000, Mr. Rogers
                                          was a Managing
                                          Director of BARRA
                                          Strategic Consulting
                                          Group.

*The Van Eck Levin Mid Cap Value Fund, a series of Levco Series Trust, has not yet commenced operations.

Additional information regarding the trustees of the Trust is contained in the Statement of Additional Information of the Trust and is available without charge upon request. Shareholders may request a copy of the Statement of Additional Information by calling 1-800-300-9887.

OFFICERS
The following table presents information about each officer of the Fund. The address for each officer is John A. Levin & Co., Inc., One Rockefeller Plaza, New York, New York 10020.

Name, Age, Position with Trust     Length of Time Served         Principal Occupation(s) During
------------------------------     ---------------------         ------------------------------
                                                                 Past 5 Years
                                                                 ------------
John A. Levin, 63                  1997 to present               Chairman, Chief Executive
Co-Chairman and President                                        Officer, President and Director
                                                                 of the Investment Adviser, BKF
                                                                 and the Distributor.

Glenn A. Aigen, 39                 1997 to present               Senior Vice President and Chief
Chief Financial Officer and                                      Financial Officer of the
Treasurer                                                        Investment Adviser.

Norris Nissim, 34                  1997 to present               Vice President and General
Secretary                                                        Counsel of the Investment
                                                                 Adviser and Distributor.

                         Report of Independent Auditors

To the Board of Trustees and Shareholders
LEVCO Equity Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the LEVCO Equity Value Fund (the Fund) as of December 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the LEVCO Equity Value Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                            /s/ Ernst & Young LLP

Cincinnati, Ohio
February 8, 2002